                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)   January 8, 1996



                 Financial Institutions Insurance Group, Ltd.
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                  0-15404                     36-34687895
(State or other jurisdiction      (Commission                (I.R.S. Employer
     of incorporation)            File Number)              Identification No.)



  300 Delaware Avenue, Wilmington, Delaware                        19801
-------------------------------------------------------------------------------
  (Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code   (302) 427-5800
                                                   ------------------

Item 5.  Other Events.

Financial Institutions Insurance Group, Ltd. (the "Company") received a joint offer from its President, John A. Dore, and Castle Harlan Partners II, L.P. to acquire the Company for a cash price of $18.00 per share. Mr. Dore and CHP II have entered into an agreement pursuant to which Mr. Dore and CHP II will jointly form a new company to pursue an acquisition of the Company.



                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                    FINANCIAL INSTITUTIONS INSURANCE GROUP, LTD.
                                                     (Registrant)


Date:  January 8, 1996                /s/   John A. Dore
                                    -------------------------------------------
                                                   John A. Dore, President and
                                                   Chief Executive Officer